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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        April 11, 2005
                                                ------------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

       MISSOURI                       0-13880                   43-1313242
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                           Identification No.)


201 Evans Lane, St. Louis, Missouri                                63121
(Address of principal executive officer)                         (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                  On April 11, 2005, Engineered Support Systems, Inc. (the "Company") issued press releases announcing that, effective April 30, Michael F. Shanahan Sr. will serve in the capacity of nonexecutive Chairman of the Board of Directors, a change from his current position as Chairman of the Board of Directors, and that, effective April 11, 2005, Daniel A. Rodrigues has been promoted to President and Chief Operating Officer of the Company.

                  In his role as nonexecutive Chairman, Shanahan will focus on overall strategic direction and corporate governance matters with the Board of Directors and Office of the Chief Executive. Rodrigues previously had been the Company's Group President-Support Systems and assumes the role of President previously filled by Gerald A. Potthoff and that of Chief Operating Officer which had been vacant. Potthoff remains Vice Chairman and Chief Executive Officer.

                  The information set forth in the Company's press releases dated April 11, 2005 (attached hereto as Exhibits 99.1 and 99.2) with respect to the biographical information of Messrs. Shanahan and Rodrigues is incorporated herein by reference to such press releases in response to this Item.

                  During 2004, as the Company's Group President-Support Systems, Mr. Rodrigues received an annual salary of $220,000, a bonus of $120,000 and was entitled to participate in all Company benefit plans. He also received options to purchase 25,000 shares of Company common stock with an exercise price of $55.25, expiring in 2009. The Company and Mr. Rodrigues expect to enter into an employment agreement in connection with his promotion to President and Chief Operating Officer of the Company. Although not yet finalized, the terms of the agreement are expected to contain a base salary of $350,000 with a bonus target set at 60% of his base pay, or $210,000, as well as the granting of options. When executed, the terms of employment will be filed under an amended report on From 8-K/A.

                  Copies of the press releases dated April 11, 2005 announcing Messrs. Shanahan and Rodrigues' change of position are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference in their entirety.

Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                  Description
                  --------------                  -----------

                      99.1 Press Release dated April 11, 2005, issued by Engineered Support Systems, Inc., announcing Michael F. Shananhan's new role as Nonexecutive Chairman of the Board of Directors.

                      99.2 Press Release dated April 11, 2005, issued by Engineered Support Systems, Inc., announcing Daniel A. Rodrigues as President and Chief Operating Officer.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENGINEERED SUPPORT SYSTEMS, INC.


Date:     April 14, 2005            BY: /s/  Gary C. Gerhardt
     --------------------------        ---------------------------------------
                                             Gary C. Gerhardt
                                             Vice Chairman and Chief Financial
                                              Officer




                                EXHIBIT INDEX



         Exhibit Number                 Description
         --------------                 -----------

              99.1 Press Release dated April 11, 2005, issued by Engineered Support Systems, Inc., announcing Michael F. Shananhan's new role as Nonexecutive Chairman of the Board of Directors.

              99.2 Press Release dated April 11, 2005, issued by Engineered Support Systems, Inc., announcing Daniel A. Rodrigues as President and Chief Operating Officer.